Exhibit 99.1

Developing Well-Differentiated Antibiotics to Meet Medical Needs

The First Fluoroketolide, Solithromycin, In Development

To Meet the Need for a New Macrolide

July 2012

Forward Looking Statement

This presentation contains forward-looking statements regarding future events. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: risks related to the costs, timing, regulatory review and results of our studies and clinical trials; our ability to obtain FDA approval of our product candidates; our dependence on the success of Solithromycin; our need to obtain additional funding and our ability to obtain future funding on acceptable terms; our anticipated capital expenditures and our estimates regarding our capital requirements; the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties; the unpredictability of the size of the markets for, and market acceptance of, any of our products, including Solithromycin; our ability to produce and sell any approved products and the price we are able realize for those products; our ability to retain and hire necessary employees and to staff our operations appropriately; our ability to compete in our industry; innovation by our competitors; and our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business. Please refer to the documents that we file from time to time with the Securities and Exchange Commission.

2

Developing Differentiated Antibiotics In a Large Market to Meet Significant Needs

Significant need for new treatment driven by:

Resistance

Adverse events/lack of tolerability Inappropriate spectrum

Lack of IV-oral

Lack of pediatric dosing formulation Acceptability for long term use

The growing need:

At least 30% of pneumococci in the U.S. are resistant to azithromycin (Z-Pak) – the leading macrolide

Growing need for intravenous to oral therapies to minimize long term hospital stay

Growing need for many other indications where azithromycin/clarithromycin have been commonly used- examples- gonorrhoea, otitis media, AECB, etc

Global antibiotics sales in 2009

Total $42B

Cephalosporins beta-lactams Fluoroquinolones

Macrolides Other antibacterials

Tetracyclines / aminoglycosids

$2.6B

$11.9B

$4.8B

$4B

$7.1B

$11.5B

From B. Hamad, IMS Health Nature Drug Discovery, 2010,

9: 675-676.

3

Solithromycin – Formulations and Indications

Product Formulation Preclinical Phase 1 Phase 2 Phase 3

Community Acquired Bacterial Pneumonia (CABP)

Oral

Intravenous (IV)

CEM-101

(Solithromycin) Oral Suspension/Pediatric

Future CEM-101 indications: Urethritis, Other respiratory tract obstructive pulmonary disease (COPD), cystic fibrosis (CF), malaria, eye infections, etc.

Oral –Urethritis

4

Macrolide – Major Use in RTI’s

Total 2009 Pneumonia Oral Prescriptions – By Class (Branded and Generic)

Extended Spectrum

11.9% Macrolides

25.5% Quinolones

62.6%

Other

Source: IMS

Azithromycin (Zithromax/Z-Pak), the leading macrolide, went generic in 2005 52 million prescriptions and $1.1 billion in sales in 2010 Widespread azithromycin use has led to resistance issues Lack of new macrolides with improved resistance profiles has led physicians to turn to fluoroquinolones (Levaquin) despite side effect concerns

Macrolides are the most widely prescribed treatment for CABP and other RTIs

Broad spectrum of activity

Good safety

Excellent tissue/intracellular distribution and anti-inflammatory activity

Erythromycin Resistant S. pneumoniae Isolates in NA

Resistant Isolates (%0)

0

5

10

15

20

25

1988

1993

1995

1997

1999

2001

2003

2005

2007

2009

2Canadian Bacterial Surveillance Network. http://microbiology.mtsinai.on.ca/research/cbsn/. Accessed March 2011

Pneumococcal resistance rate in China – 96.4% Asian Network Surveillance: AAC. 2012, 56: 1418-1426

5

Community-Acquired Bacterial Pneumonia (CABP)

No. 1 cause of death due to infection

Pneumococci is the most common cause of fatal CABP

Most common cause of chronic bronchitis, sinusitis, meningitis and middle ear infection

5-6 million cases/year

~1 million hospital admissions/year

1.6 million fatal cases of pneumococcal disease worldwide annually

Pneumococcal diseases cause more deaths per year in U.S. than breast or prostate cancer

Xu. et al. Deaths: Final Data for 2007. Natl Vital Stat Rep. 2010; 58: 1-51

Burden of Pneumococcal disease

Incidence and Mortality Rates of IPD in the US by Age Group, 2009

43,500 cases of IPD each year

5,000 deaths due to IPD each year

Per 100,000 Population Per year

Cases

Deaths

0

10

20

30

40

0

1
1

2-4

5-17

18-34

35-49

50-64

65

Ages, Years

Centers for Disease Control and Prevention. 2010. Active Bacterial Core Surveillance Report, Emerging Infections Program Network, Streptococcus pneumoniae, 2009. http://www.cdc.gov/abcs/reports-findings/survreports/spneu09.pdf. Accessed February 3, 2011.

IDSA and KOLs recommend a plus a macrolide for CABP

Several reports show that addition of a macrolide results in better patient outcome

Addition of macrolide decreases mortality by >50% in patients with highest PORT scores

6

Solithromycin Opportunity – Need for a New Macrolide to Treat CABP

Impact of macrolide therapy on mortality for patients with severe pneumonia

Cumulative survival

+macrolide

-macrolide

a)

1.0

0.9

0.8

0.7

0.6

0

20

40

60

80

100

Restrepo, MI. et al. Eur Resp. J. 33: 153-159, 2009

Asthma and COPD Patient Forecasts

Patilent Population

Asthma

COPD

50 million

45 million

40 million

35 million

30 million

25 million

20 million

15 million

5	million

0

2006

2007

2008

2009

2010

2011

2012

2013

2014

2015

2016

Drug Discovery News May 2012

Report forecasts increases in respiratory disease incidence, market.

Survival of CABP patients treated in accordance with IDSA/ATS guideline using combinations with a macrolide or a quinolone

Probability of survival

1,0

,8

,6

,4

,2

0,0

0

20

40

60

Days

Macrolides

Fluoroquinolones

Martin-Loeches I., Intensive Care Med., 2010, 36: 612-620.

Azithromycin’s long, low blood/tissue levels favors selection of resistant bacteria

7

History of Macrolide Development

First Generation Macrolide

Second Generation Macrolide

In vitro activity is similar. Better PK, acid stable, fewer GI effects

Resistance is now widespread

Third Generation Macrolides, “Ketolides”

More potent than 2nd generation macrolides

Active against macrolide-resistant strains, 2 binding sites, acid stable, good PK, better tissue distribution

Telithromycin – major adverse events Others have failed – no other new macrolides

Fourth Generation Macrolide, Fluoroketolide

More potent than 3rd generation macrolides Active against 1st, 2nd and 3rd generation macrolide-resistant strains, 3 binding sites, extended spectrum, good PK and tissue distribution, intravenous and oral dosing Effective in Phase 2 oral and well-tolerated

Erythomycin

NMe2

HO

OH

OMe

HO

HO

Claithromycin

Azithromycin

Telithromycin

Cethromycin

Modithromycin

CEM-101 (Solithromycin)

8

Differentiation:
Biology Reflects Chemistry

Telithromycin *vs.* Solithromycin



Pyridine=
Nicotinic acetylcholine receptor antagonist –
Visual, muscle and liver effect
Imidazole=
Metabolically unstable
Less bioavailable drug
NMe2
HO
OMe
H



1,2,3-triazole ring=
Improved stability
H2N
Aminophenyl =
No pyridine effect
Increased potency
NMe2
HO
OMe
F
Fluoro =
Third ribosome binding site =
Activity against resistant strains

Telithromycin inhibits receptors required for visual accommodation, muscle function and hepatic protection while solithromycin does not inhibit these receptors signficantly
(Antimicrob. Agents Chemother. Dec. 2010, 54: 5399-5402)

9

Translational Medicine:
Explaining the Mechanism of the Ketek Effect
Pyridine Side Chain – Inhibits nACh Receptors



- **Teli binds via the pyridine to nACh receptors in the**
- **Liver- α7**
  - **Liver failure**
- **Ciliary ganglion of the eye - α7, α3β4**
  - **Reversible visual accommodation**
- **Neuromuscular junction - α3β2, αβδε**
  - **Exacerbation of myasthenia gravis**



Brain
Parasympathetic control of inflammation by α-7 receptor of Vagus Nerve
α7
Ach
α7
Liver
NKT
Kupffer
HBF
Hepatocyte
Many causes of inflammation
TNF-α ↑
IL-6 ↑
Fas ↑
Inflammation ↑

α7 & α3β4



α3β2 & αβδε



αβδε
α3β2

Bertrand D, Bertrand S, Neveu E, Fernandes, P., AAC, 2010 ; 54: 5399-5402

10

2-F Effect on Activity

cempra

MIC_{50} and MIC_{90} (µg/mL)

	# of Strains	CEM-101		Des-F CEM-101		Teli		2-F-Teli		Azi		Pen	
		MIC_{50}	MIC_{90}	MIC_{50}	MIC_{90}	MIC_{50}	MIC_{90}	MIC_{50}	MIC_{90}	MIC_{50}	MIC_{90}	MIC_{50}	MIC_{90}
S. pneumoniae Pen-S, Teli S; Macr-S	10	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03
S. pneumoniae Pen-R, Teli I/R; Macr-R	12	0.5	0.5	4	4	2	8	1	8	>32	>32	4	8
S. pneumoniae Pen-S, Teli S; Macr-R	24	0.03	0.03	0.06	0.06	0.06	0.06	0.03	0.06	>32	>32	0.03	0.03
S. pyogenes Teli S; Macr-S	10	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.125	0.125	0.03	0.03
S. pyogenes Teli R; Macr-R	10	0.125	0.25	2	2	32	32	32	32	>32	>32	0.03	0.03
S. pyogenes Teli S; Macr-R	30	0.03	0.03	0.125	0.25	0.125	0.5	0.25	0.5	>32	>32	0.03	0.03

Llano-Sotelo B, Dunkle J, Kleoacki D, Zhnag W, Fernandes P, Cate JH and Mankin AS. AAC 2010, 4961-4970

- **Soli (CEM-101) is more active than des-fluoro CEM-101**
- **Adding 2-F to Teli does not make Teli as active as Soli (CEM-101)**
- **Thus, Soli's side chain which is different from that of Teli shows some co-operativity with 2-F to overcome resistance**

11

Importance of 2-F

Pharmacokinetics

Interacting with third ribosomal site – base of peptide tunnel Fluorine inhibits enolization at keto site

Contribution to stability, safety is unknown

All ketolides, like telithromycin without 2-F can enolize (unpublished- D. Pereira and S. K. Matsa)

Thus, the name for the older ketolides is a misnomer and the old ketolides should have been called “enolides”!

And Ketek could be Enotek

N N N O O O O O N O O O O HO OMe NMe2

N N N N O O O O O O OMe HO NMe2 OH

Solithromycin: Spectrum of Activity That Addresses CABP Pathogens

cempra

- Solithromycin (CEM-101) is several fold more potent than azithromycin against *Strep. pneumoniae* and is active against *Hemophilus influenzae*, two critical pathogens in CABP

# of Organisms	Solithromycin	Azithromycin
	MIC_{90} (µg/ml)	
Strep. pneumoniae (150)	**0.25**	>16
Haemophilus influenzae (100)	**2**	2
Strep. pyogenes (100)	**0.03**	>16
Legionella pneumophila (30)	**≤0.015**	2
Mycoplasma pneumoniae (36)	**0.000125**	0.0005
Chlamydophila pneumoniae (10)	**0.25**	0.125

- Solithromycin has demonstrated class-leading potency *in vitro* against macrolide-resistant pneumococcus

CEM-101's unique chemical structure necessitates mutations at three distinct sites for resistance to develop – no other macrolide has more than two

13

Susceptibility In Vitro Against Macrolide Resistant Pneumococcus

cempra

- CEM-101 has demonstrated class-leading potency *in vitro* against macrolide-resistant pneumococcus

Resistance Type	CEM-101	Azithromycin	Telithromycin	Clindamycin	Amox/Clav	Levofloxacin	Penicillin G
	MIC$_{90}$ (µg/ml)						
Erm (B) (54)	0. 5	>64	1	>64	8	2	4
mef(A) (51)	0.125	8	0.25	0.06	2	2	4
erm(B) + mef(A) (31)	0.25	>64	1	>64	8	16	4
L4 mutations (27)	0.125	>64	0.25	0.125	8	2	16

McGhee P., Clark C., Kosowska-Shick KM, Nagai K., Dewasse B, Beachel L, Appelbaum PC. AAC, 54:230-8. 2010

Solithromycin's unique chemical structure necessitates mutations at three distinct sites for resistance to develop – no other macrolide has more than two

14

In Vitro Activity Against Macrolide Resistant *S. pyogenes*

cempra

Solithromycin is active against group A streptococcal strains with defined macrolide resistant mechanism

	erm(B) (19)		*mef*(A) (38)		*erm*(A) (40)	
	MIC_{50}	MIC_{90}	MIC_{50}	MIC_{90}	MIC_{50}	MIC_{90}
Solithromycin	**0.5**	**1**	**0.125**	**0.25**	**0.03**	**0.125**
Erythromycin	>64	>64	16	32	4	>64
Azithromycin	>64	>64	8	8	16	>64
Clarithromycin	>64	>64	4	8	2	>64
Telithromycin	8	16	0.5	1	0.06	0.125
Clindamycin	>64	>64	0.06	0.125	0.125	0.25
Amox/Clav	<0.015	0.03	0.015	0.06	0.03	0.03
Levofloxacin	0.5	1	0.5	1	0.5	1

McGhee P., Clark C., Kosowska-Shick KM, Nagai K., Dewasse B, Beachel L, Appelbaum PC. AAC, 54:230-8. 2010

15

Comparative Intracellular Activity

Soli accumulates and is active in cellular compartments

MIC mg/L

Organism CEM-101 Azi

L.monocytogenes 0.004 1

L.pneumophila 0.004 0.016

400

350

300

250

200

150

100

50

0

0

6

12

18

24

Co/Ce

azithromycin

clarithromycin

telithromycin

CEM-101

Log cfu from time 0 h

2.0

1.5

1.0

0.5

0

-0.5

-1.0

-1.5

0

1
2
3
4
5
6

24

Azithoromycin

Control

Azithromycin (4 mg/L)

CEM-101

Control

CEM-101 (4 mg/L)

Log cfu from time 0 h

2.0

1.5

1.0

0.5

0

-0.5

-1.0

-1.5

0

1
2
3
4
5
6

24

CEM-101

Azithromycin

Log cfu from time 0 h (24 h)

L. monocytogenes EGD

4
3
2
1

0

-1

-2

-3

-2

-1

0

1
2
3

Log cfu from time 0 h (48 h)

L. pneumophila ATCC 33153

1.0

0.5

0

-0.5

-1.0

-1.5

-2.0

-3

-2

-1

0

1
2

Extracellular concentration (log10 mg/L)

CEM-101 was 50-fold and 100-fold more potent than azithromycin against phagocytized

L. monocytogenes and L. pneumophila

P. Tulkens et al. AAC 53:3734, 2009

Comparative Macrolide Oral Bioavailability and PK

cempra

	Bioavailability
Clarithromycin[1]	~50%
Azithromycin[2]	38%
Telithromycin[3]	57%
Solithromycin[4]	67%

[1] Biaxin Prescribing Information; Chu et al., 1992
[2] Zithromax Prescribing Information; Foulds et al., 1990
[3] Ketek Prescribing Information; Perret et al., 2002
[4] ECCMID 2011
[5] Still et al., 2011

Mean Pharmacokinetic Parameters Following Single Oral Dose (800 mg) [3,5]

	Solithromycin (n=5)	Telithromycin (n=18)
C_{MAX} (µg/mL	1.3	1.9
$t_{1/2}$ (h)	6.7	7.2
AUC_{0-24} (µg•h/mL)	13.7	8.3

Mean Pharmacokinetic Parameters Following Single Oral Dose[2]

	Azithromycin 500 mg (n=12)	Azithromycin 600 mg (n=7)	Azithromycin 1200 mg (n=12)
C_{MAX} (µg/mL)	0.4	0.3	0.7
$t_{1/2}$ (h)	-	-	40
AUC_{0-24} (µg•h/mL)	2.6	2.4	6.8[a]

[a] $AUC_{0\text{-}LAST}$

- Macrolides are AUC driven drugs
- Solithromycin has an excellent volume of distribution and is better distributed than older macrolides

17

Effect of Macrolides on Cytokine Release

The anti-inflammatory activity of macrolides are known to augment their antibacterial activity in treating infections Macrolides are used for sensitizing patients to steroids in late stage COPD – and have a potential use in radiation injury

Y. Kobayashi, C. Rossios, P. J. Barnes, K. Ito, ATS 2010, Poster #3506

Effect on corticosteroid insensitivity under oxidative stress

Effect on LPS-induced TNFa production

Mechanism characterized through through down regulation of cytokine promoters

LPS induced IL-8 and PMA induced MMP9 production are also decreased by solithromycin

Oral Phase 1: Solithromycin Good PK and Tolerability

Well tolerated, multi-dose, 7 days, once-daily, no dose limiting nausea

No food effects

High penetration into lung tissue

ELF levels = 10 X plasma levels. Alveolar macrophage = 200 X plasma levels

Drug-drug interaction studies (midazolam, rifampin & ketoconazole) successfully completed

159 subjects have been exposed to solithromycin in Phase 1 with no clinically significant abnormalities

Phase 2 doses based on PK-PD modeling :

800 mg LD (Day1) 400 mg (days 2-5) Once-a-day

Solithromycin has a very high volume of distribution

Time after last dose in h

CEM-101 Plasma conc g/ml

Level with LD 800 mgMD

Azithromycin level —500 mg

CEM-101

Concernatraton (mg/L)

1000

100

10

1

0.1

0.01

AM

ELF

Plasma

0

3
6

9

12

15

18

21

24

Solithromycin: Comparable Efficacy to Standard of Care (Levaquin) - Oral Phase 2 Trial

Randomized 132 patients received either Solithromycin or Levofloxacin:

Solithromycin Levofloxacin Population Success rate, % Success rate, %

ITT* 72.3 71.6

MITT 77.8 71.4

*	Early Clinical Response defined as:

Improvement at 72 hours in severity from baseline in at least two of the following signs/symptoms: cough, dyspnea, chest pain, sputum production Without worsening in any of the above 4 signs/symptoms - patient is clinically stable Proposed by FDA, November 3rd 2011 for future CABP trial design and defined by the Foundation for the NIH (FNIH)

CEM-101 performed favorably in mITT at TOC when CABP pathogens were isolated - key criteria used by the FDA

Solithromycin: Favorable Safety and Tolerability in Phase 2

CEM-101 Levofloxacin

800/400 mg QD 750 mg QD

(N=64) (N=68)

Any Treatment-Emergent Adverse Event (TEAE) 19 (29.7%) 31 (45.6%)

Any study drug related TEAE 7 (10.9) 13 (19.1)

Any Serious Adverse Event (SAE) 2* (3.1) 7** (10.3)

Premature Discontinuation of Study Drug from adverse events 0 (0.0) 6 (8.8)

Premature Discontinuation of Study Drug from study drug related

0 (0.0) 2 (2.9)

adverse events

Deaths 0 (0.0) 1 (1.5)

*Both were unrelated to study drug **One was unrelated to study drug

CEM-101 demonstrated a favorable safety and tolerability profile, with a lower incidence of treatment emergent adverse events than levofloxacin

Fewer treatment emergent AEs (30% vs 46%) Fewer study subjects with SAEs (2 vs 7 subjects) Fewer drug discontinuations due to AEs (0 vs 6 subjects) Fewer GI related AEs (14% vs 24%) No liver safety or QT signals of concern, no bitter after-taste

Differentiation from Fluoroquinolones

Fluoroquinolones have a broad spectrum – but do not have

Anti-inflammatory properties-lower mortality rates are noted when macrolides are added for CABP treatment

Safety record of macrolides

Use in pregnancy, pediatrics

Resistance to fluoroquinolones is likely to increase with generic levofloxacin

Fluoroquinolones affect bowel flora and select for CDAD

Macrolides have less broad spectrum effects

Fluoroquinolones can cause tendonitis and other side effects

Avelox has QT effects

Solithromycin if approved

Could have the advantage of monotherapy in CABP Could be more cost effective, and Could be noted to be fluoroquinolone sparing

Solithromycin: Intravenous Development
First Injectable Macrolide in 20 Years

- **Intravenous macrolides have not been developed because of safety and tolerability issues**
  - FDA interest in intravenous - Allows enrollment of PORT III – IV patients
- **Intravenous and oral formulation allow:**
  - Flexibility for treating severe or moderate pneumonia
  - Severely ill patients begin treatment in the hospital and then go home earlier on oral therapy
  - Pharmacoeconomic advantage
- **IV toxicology, 28-day in dog and monkey was well-tolerated**
- **Phase 1 IV clinical trial underway**


CEM-101 Concentration (ng/mL)
10000
1000
100
10
0
4
8
12
16
20
24
Time (h)
400 mg IV
400 mg Oral
High plasma levels after IV administration to address the most resistant bacteria.
No liver or QT effects.

23

Plan for Phase 3 CABP Studies

Phase 3 CABP program consistent with the proposed FDA CABP guidance Nov. 2011: One oral trial Two IV-to-oral step-down trials Primary endpoint: Non-inferiority of early response (at 72 hours) compared to a fluoroquinolone Secondary endpoints: Safety and pooled mITT at early response

Phase 3 oral planned to begin second half 2012 and complete in 2014 Global study – <50% PORT II, 50% PORT III and PORT IV

Enroll ~800 patients

Comparator moxifloxacin – a fluoroquinolone that is used worldwide at same dose Enrollment criteria controlled strictly as per FDA guidance

Success criteria: as specified by newly proposed FDA guidance

Safety and tolerability: secondary endpoints

Community-Acquired Bacterial Pneumonia (CABP) – Standard-of-Care

Macrolides have kept a large segment of the global antibiotic market in spite of fluoroquinolones

Macrolide segment not crowded

Mostly occupied by azithromycin and clarithromycin – rising incidence of resistance

No new macrolides except solithromycin

Solithromycin is being developed for monotherapy for CABP—a cephalosporin would not be needed, eliminating side effects and costs of two drugs

Solithromycin has the spectrum of activity that provides coverage for CABP pathogens, including azithromycin-resistant bacteria

Step down IV to oral therapy could give a pharmacoeconomic advantage over current treatment options

Solithromycin– Potential Broad Use

Respiratory Tract Infections (RTI):

Primary Indication : CABP

Simple RTI’s,

Bronchitis, Acute Exacerbation of Chronic Bronchitis (AECB)

Antibacterial and Anti-inflammatory:

COPD

Sinusitis,

Cystic fibrosis Panbronchiolitis

Other Diseases:

Biodefense

Malaria Prophylaxis

Lyme disease and other tick borne diseases

Solithromycin- The Next Generation Macrolide- First Fluoroketolide

GI Tract Diseases:

Campylobacter diarrhea

Helicobacter gastritis

GU Tract Diseases:

Gonococcal and Non-Gonococcal Urethritis

Group B Strep infections in pregnancy

Simple skin infections

Pediatric infections

Ophthalmic drops

Uncomplicated Gonococcal Urethritis—Phase 2 Trial Plan

Current Treatment:

Ceftriaxone 250 mg IM in a single dose OR, IF NOT AN OPTION, Cefixime 400 mg orally in a single dose OR

Single dose injectable cephalosporin regimens PLUS Azithromycin 1g orally in a single dose OR

Doxycycline 100 mg orally twice a day for 7 days

Study Design:

Open label, single site, oral treatment of uncomplicated gonorrhoea

Patient Population

Day 1 Screen and Diagnosis

Day 2 Proven gonorrhoea

TOC Day 7 (+ 3)

30 patients with uncomplicated gonorrhoea

Gram stain/culture NAAT

Clinical Symptoms

Treat with single dose of Solitormycin 1200 mg

Test of cure Symptom Free NAAT negative

Success Criteria:

The primary outcome – bacterial eradication at TOC (7th day after treatment)

Other outcome measures:

Safety and tolerability

Solithromycin: Key Attributes

Phase 3 ready. Strong pre-clinical, Phase 1 and Phase 2 data support differentiated profile

Superior potency, active against multi-drug resistant organisms and extended spectrum (CA-MRSA, gonococci, atypical bacteria, M. avium, XDR-TB, Malaria); low resistance potential

Well absorbed orally with excellent tissue / intracellular distribution Mechanistically differentiated from Ketek Well tolerated in oral and IV toxicology, safe and well tolerated in Phase 1 Demonstrated efficacy and was well tolerated in Phase 2 oral CABP studies

Multiple dosing formats in development Oral, IV, Pediatric oral suspension 1st macrolide with IV since azithromycin

28